SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

LAKELAND BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

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LAKELAND BANCORP, INC.

250 OAK RIDGE ROAD

OAK RIDGE, NEW JERSEY 07438

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2010

Notice is hereby given that the Annual Meeting of Shareholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, May 11, 2010 at 5:00 p.m. for the following purposes:

1.	To elect five directors for three year terms (although one of such directors is expected to retire after one year).

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2010.

3.	To obtain non-binding approval of the compensation of Lakeland Bancorp’s executives as disclosed in this proxy statement.

4.	To transact such other business as may properly come before the meeting and/or any adjournment or adjournments thereof.

In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on April 7, 2010, has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

Enclosed are the proxy statement and a form of proxy. You will also be receiving an annual report. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Whether or not you plan to attend the meeting, please return the proxy, duly signed, as promptly as possible, in the envelope provided to you, or vote by telephone or via the Internet, as described in the proxy statement.

By Order of the Board of Directors

GEORGE H. GUPTILL, JR.

SECRETARY

Oak Ridge, New Jersey

April 9, 2010

LAKELAND BANCORP, INC.

PROXY STATEMENT

Annual Meeting of Shareholders: May 11, 2010

Approximate Mailing Date: April 9, 2010

SOLICITATION OF PROXY

General

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called “Lakeland” or the “Company”) for use in connection with the Annual Meeting of Shareholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, May 11, 2010 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

Only shareholders of record at the close of business on April 7, 2010, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of proxy. If the proxy is signed but no specification is given, the shares will be voted in favor of the Board’s nominees for election to the Board and in favor of Proposals 2 (ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2010) and 3 (non-binding approval of the compensation of the Company’s executives as described in this proxy statement). The proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the annual meeting.

In order to reduce the number of annual reports being sent to one address, only one annual report is being delivered to multiple security holders sharing an address unless Lakeland has received contrary instructions from one or more of the security holders. This is called “householding”. Lakeland will deliver a separate copy of the annual report to any security holder who requests a copy in writing or by telephone. If you wish to receive a separate copy of the 2009 annual report, or if you wish to receive a separate copy of future annual reports, please contact Mr. Harry Cooper at Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 (toll-free telephone 866-284-1291). If you are currently receiving multiple copies of the annual report at the same address, and wish to have one annual report sent to multiple security holders sharing that address in the future, please contact Mr. Cooper at the above address and telephone number.

The entire cost of this solicitation will be borne by Lakeland. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or e-mail. Lakeland will make arrangements with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by these brokerage houses, custodians, nominees and fiduciaries and Lakeland will reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the solicitation.

All share information, including stock option information, contained in this proxy statement has been adjusted to reflect Lakeland’s previously effectuated 5% stock dividends.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on May 11, 2010: This proxy statement and our 2009 annual report are available at www.lakelandbank.com.

Voting your Shares

Lakeland shareholders will have four alternative ways to vote:

•	by traditional paper proxy card;

•	by telephone;

•	via the Internet; or

•	in person at the Annual Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxy cards in the accompanying form are properly executed and returned, the shares represented thereby will be voted in the manner specified therein. If you vote by proxy card but make no specification on your proxy card that you have otherwise properly executed, your shares will be voted FOR the election of the Board’s nominees for director and FOR Proposals 2 and 3.

Voting by Telephone. If you wish to vote by telephone and you are a shareholder of record of Lakeland, use a touch-tone telephone to call toll-free 1-800-PROXIES and follow the instructions. If you vote by telephone, you must have your control number and the proxy card available when you call.

Voting by the Internet. If you wish to vote through the Internet and you are a shareholder of record of Lakeland, you can access the web page at www.voteproxy.com and follow the on-screen instructions. If you vote through the Internet, you must have your control number and the proxy card available when you access the web page.

If your shares are registered in the name of a broker or other nominee, the voting form your broker or other nominee sent you will provide telephone and Internet voting instructions.

The deadline for voting by telephone or through the Internet as a shareholder of record of Lakeland is 11:59 p.m., local time, on May 10, 2010. For shareholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker or other nominee for information about the deadline for voting by telephone or through the Internet.

Voting in Person. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Changing your Vote

You will be able to change your vote as many times as you wish and the last vote received chronologically by any means will supersede your prior vote(s). Please note, however, that if you vote by the Internet, the maximum number of times that you can access the website using any one control number is limited to five times per day.

Any Lakeland shareholder may revoke a proxy at any time before or at the Annual Meeting in one or more of the following ways:

•	Delivering a written notice of revocation, bearing a later date than the proxy, at any time prior to the vote at the Annual Meeting to George H. Guptill, Jr., Corporate Secretary of Lakeland; or

•	Submitting a later-dated proxy card; or

•	Submitting a new proxy via telephone or the Internet.

A Lakeland shareholder should send any written notice of revocation or subsequent proxy card to Lakeland Bancorp, Inc., Attention: George H. Guptill, Jr., Corporate Secretary, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438, or hand deliver the notice of revocation or subsequent proxy card to Mr. Guptill before the taking of the vote at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

Required Vote

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively) and approval of Proposals 2 and 3 will require the affirmative vote of a majority of the votes cast with respect to each such proposal. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when brokers who hold their customers’ shares in street name submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Effective January 1, 2010, brokers are no longer permitted to vote on the election of directors without instructions from their customers.

CAPITAL STOCK OUTSTANDING

At the close of business on April 7, 2010, there were 24,000,775 shares of Lakeland’s common stock, no par value (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting.

To Lakeland’s knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of the record date.

PROPOSAL 1

ELECTION OF DIRECTORS

Unless a shareholder either indicates “withhold authority” on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the five persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified. If elected, the nominees will serve for three year terms (except for Mr. John Fredericks, who is expected to retire in 2011). Each of the Board’s nominees has consented to be named in this proxy statement and to serve as a director of the Company if elected. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland’s Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of March 1, 2010. Except as otherwise indicated, Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of March 1, 2010. Shares covered by stock options are included in the tables below only to the extent that such options may be exercised by May 1, 2010.

All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows: (a) Stephen R. Tilton, Sr. was appointed to the Board of Lakeland Bank on February 27, 2007, (b) Paul G. Viall, Jr. was appointed to the Board of Lakeland Bank in July 2007, (c) Messrs. Guptill, McCracken and Ms. Hendershot were appointed to the Lakeland Bank Board on August 13, 2008, (d) Bruce D. Bohuny was appointed to the Boards of Lakeland and Lakeland Bank on July 11, 2007, and (e) Thomas J. Shara was appointed to the Boards of Lakeland and Lakeland Bank on April 2, 2008. Mark J. Fredericks is John W. Fredericks’ son.

For a description of the attributes of each director that the Board considered in determining that such director should serve on the Company’s Board, see “Board Qualifications” below.

TABLE I

NOMINEES FOR ELECTION AS DIRECTORS

	DIRECTOR SINCE	EXPIRATION OF TERM IF ELECTED	BUSINESS EXPERIENCE	SHARES BENEFICIALLY OWNED AS OF March 1, 2010
NAME AND AGE				NUMBER OF SHARES	PERCENT OF CLASS
John W. Fredericks Age 73	1989	2013 (Expected to retire in 2011)	Chairman, Lakeland Bancorp, Inc. and Lakeland Bank (6/1/99 to present); Chairman and Owner (1/1/02 to 11/1/04) and President and Owner (prior years to 1/1/02), Fredericks Fuel & Heating Service, Oak Ridge, NJ	617,944(a)	2.6%

Robert E. McCracken Age 52	2004	2013	Sole managing member and owner (11/98 to present), REM, LLC (a real estate and investment company), Newton, NJ; owner/manager (1/00 to present), Wood Funeral Home, Branchville, NJ; owner/ manager (10/90 to present), Smith-McCracken Funeral Home, Newton, NJ	120,020(b)	.5%

Thomas J. Shara Age 52	April 2, 2008	2013	President and CEO, Lakeland Bancorp, Inc. and Lakeland Bank (4/2/08 to present); President and Chief Credit Officer (5/07 to 4/1/08) and Executive Vice President and Senior	94,200(c)	.4%

	DIRECTOR SINCE	EXPIRATION OF TERM IF ELECTED	BUSINESS EXPERIENCE	SHARES BENEFICIALLY OWNED AS OF March 1, 2010
NAME AND AGE				NUMBER OF SHARES	PERCENT OF CLASS
			Commercial Banking Officer (2/06 to 5/07), TD Banknorth, N.A.’s Mid-Atlantic Division; Executive Vice President and Senior Loan Officer, Hudson United Bancorp and Hudson United Bank (prior years to 2/06)

Stephen R. Tilton, Sr. Age 64	2001	2013	Chairman, Tilton Automotive LLC (5/08 to present); Chairman and Chief Executive Officer, Tilton Securities LLC, Upper Montclair, NJ (investment trader) (10/98 to present); Chairman and Chief Executive Officer, Chaumont Holdings, Inc. (real estate holding company) (9/92 to present); Chairman and Chief Executive Officer, Fletcher Holdings, LLC (commercial real estate company) (10/98 to present)	719,187(d)	3.0%

Paul G. Viall, Jr. Age 63	2004	2013	Vice Chairman (11/18/03 to November 2005), Newton Trust Company; Vice Chairman (11/18/03 to 7/1/04), Newton Financial Corp.; Chairman and Chief Executive Officer (1997 to present), Ridgecrest Holdings L.L.C., Vero Beach, FL (venture capital, management consulting); Chairman and Chief Executive Officer (1/1/09 to present), Tweed Virginia, L.L.C., Richmond, VA (retailing)	104,993(e)	.4%

TABLE II

CONTINUING DIRECTORS

	DIRECTOR SINCE	EXPIRATION OF TERM	BUSINESS EXPERIENCE	SHARES BENEFICIALLY OWNED AS OF March 1, 2010
NAME AND AGE				NUMBER OF SHARES		PERCENT OF CLASS
Roger Bosma Age 67	1999	2011	President and CEO, Lakeland Bancorp, Inc. (6/1/99 to 4/2/08); President and CEO, Lakeland Bank (1/1/02 to 4/2/08)	121,751	(f)	.5%

Mark J. Fredericks Age 49	1994	2011	President of Keil Oil Company, Riverdale, NJ; President of Fredericks Fuel & Heating Service, Oak Ridge, NJ (1/1/02 to present)	416,852	(g)	1.7%

George H. Guptill, Jr. Age 71	1999	2011	Member, Franklin Mutual Finance Committee (1/10 to present); Secretary, Lakeland Bancorp, Inc. and Lakeland Bank (6/11/07 to present); Chairman (1/1/04 to present) and President (1/1/90 to 1/1/04), Franklin Mutual Insurance Company, Branchville, NJ; Chairman (1/1/04 to present) and President (1/1/94 to 1/1/04), FMI, Inc., FMI Insurance Company and Fidelity Mohawk Insurance Company, Branchville, NJ	705,633	(h)	3.0%

Janeth C. Hendershot Age 55	2004	2011	Global Project Business Leader (6/08 to 2/10), Munich Reinsurance Group; Vice President (10/97 to 6/08), Munich Reinsurance America, Inc. (reinsurance company); Vice President (3/02 to 6/08), American Alternative Insurance Corporation (insurance company); Vice President (12/02 to 6/08), The Princeton Excess and Surplus Lines Insurance Company (insurance company), Princeton, NJ	80,494	(i)	.3%

	DIRECTOR SINCE	EXPIRATION OF TERM	BUSINESS EXPERIENCE	SHARES BENEFICIALLY OWNED AS OF March 1, 2010
NAME AND AGE				NUMBER OF SHARES		PERCENT OF CLASS
Robert B. Nicholson, III Age 45	2003	2011	President and Chief Executive Officer, Eastern Propane Corporation, Oak Ridge, NJ (1988 to present); President and Chief Executive Officer, Eastern	75,515	(j)	.3%
			Propane Energy Corporation (1993 to present); General Partner, Eastern Properties, L.P. (1999 to present)

Bruce D. Bohuny Age 41	2007	2012	President, Brooks Ltd. Builders, Franklin Lakes, NJ (10/1993 to present) (construction company)	65,957	(k)	.3%

Mary Ann Deacon Age 58	1995	2012	Vice Chairman, Lakeland Bancorp, Inc. and Lakeland Bank (1/14/10 to present); Secretary/Treasurer of Deacon Homes, Inc. (1980 to present) (real estate development), Sparta, NJ	297,232	(l)	1.2%

Joseph P. O’Dowd Age 63	1998	2012	President and Owner of O’Dowd Advertising of Montville, NJ (4/14/82 to present); partner of O’Dowd Associates (real estate holding company) (7/1/86 to present) and O’Dowd Realty (7/1/86 to present)	50,914	(m)	.2%

Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a)	Includes 172,265 shares owned by Mr. Fredericks’ wife; and 145,101 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust.
(b)	Includes 31 shares owned jointly by Mr. McCracken and his wife; 3,089 shares held as custodian for his children; 61,243 shares held by REM, LLC of which Mr. McCracken is sole managing member; 12,548 shares held by the McCracken Family Trust, of which Mr. McCracken is a co-trustee; and 30,940 shares issuable upon the exercise of stock options.
(c)	Includes 46,254 shares owned jointly by Mr. Shara and his wife; 587 shares held by a family partnership of which Mr. Shara and his wife are general partners or trustees; and 45,000 shares subject to restricted stock awards that have not yet vested, but will vest in annual increments of 15,000 on December 1, 2010, 2011 and 2012. All of these shares may be voted, unless forfeited.
(d)	Includes 17,838 shares held by Mr. Tilton’s wife; 3,037 shares held by Chaumont Holdings, Inc. of which Mr. Tilton is Chairman and Chief Executive Officer; 34,583 shares held by the Tilton Securities LLC Profit Sharing Plan of which Mr. Tilton is the beneficiary; and 33,502 shares issuable upon the exercise of stock options.

(e)	Includes 57,822 shares owned jointly by Mr. Viall and his wife; 10,418 shares held by Ridgecrest Holdings LLC of which Mr. Viall is President; and 36,754 shares issuable upon the exercise of stock options.
(f)	Includes 47,155 shares held jointly by Mr. Bosma and his wife; and 15,000 shares issuable upon the exercise of stock options.
(g)	Includes 41,657 shares owned by Mr. Fredericks’ wife; 143,227 shares held by Mark J. Fredericks as custodian for his children; 32,383 shares held by the Keil Oil Employee Profit Sharing Plan; 29,385 shares held by Mark J. Fredericks as Trustee for the Fredericks Fuel & Heating Service Profit Sharing Plan; and 20,315 shares held by Fredericks Fuel & Heating Service of which Mark Fredericks is President.
(h)	Includes 623,549 shares held in the name of the Franklin Mutual Insurance Company, of which Mr. Guptill is Chairman. Although Mr. Guptill is a member of the Franklin Mutual Finance Committee (effective January 2010), he does not have the sole power to vote or dispose of the shares held by the Franklin Mutual Insurance Co., and intends to generally abstain from Lakeland stock-related matters considered by such committee.
(i)	Includes 36,754 shares issuable upon the exercise of stock options.
(j)	Includes 28,940 shares issuable upon the exercise of stock options.
(k)	Includes 24,398 shares held by the Bohuny Family LLC of which Mr. Bohuny is a member; 306 shares held by Mr. Bohuny’s wife; 1,268 shares held by Mr. Bohuny as custodian for his children; and 15,750 shares issuable upon the exercise of stock options.
(l)	Includes 106,406 shares held in the name of the Mary Ann Deacon Limited Partnership; 15,929 shares held in the name of Mary Ann Deacon’s husband; 86,573 shares held in the name of the Philip Deacon Limited Partnership; and 70,701 shares held by the Deacon Home Inc. Profit Sharing Plan of which Ms. Deacon is a trustee.
(m)	Includes 49,043 shares owned jointly by Mr. O’Dowd and his wife.

Board Qualifications

The Company’s Board does not have a formal policy of considering diversity in identifying potential director candidates. However, since the Board believes that its membership should broadly reflect the banking community served by Lakeland, it has an informal practice of considering a nominee’s age, race, ethnicity, national origin, gender, and geographic location in addition to such nominee’s qualifications for Board service. See “Nominating and Corporate Governance Committee Matters-Qualifications” and the charter of such committee for a description of the qualifications the Company’s directors must possess.

The Board considered the following attributes of its nominees in determining that each is qualified to serve as a director of the Company:

Mr. Bohuny’s 16 years of experience in the real estate business, particularly land development and building, and his background in the equity and fixed income markets, led the Board to conclude that this individual should serve as a director of the Company.

Ms. Hendershot has had significant experience in the leadership and management of various corporate entities and operations. She also has experience in managing and controlling risk-taking operations within the insurance industry, and in IT strategy and developments. This experience, as well as her educational background (including a degree in economics from Cornell University) led the Board to conclude that this individual should serve as a director of the Company.

Mr. Tilton’s extensive and diverse experience in the financial markets and knowledge of financial instruments, including his current positions as Chairman and Chief Executive Officer of Tilton Securities, LLC, led the Board to conclude that this individual should serve as a director of the Company. This experience also includes serving as Chairman of GovPx, a company organized by dealers and brokers in 1990, which provides financial prices on all U.S. Treasury securities, including MBS securities, playing a significant role in establishing a clearing house for all government securities trading globally, his expertise on interest rates and derivative products and his involvement in establishing various federal funds markets between 1967 and 1985.

Additionally, Mr. Tilton serves as president of Tilton Automotive, LLC, which consists of two automotive dealerships in northern New Jersey.

Mr. John Fredericks’ intimate knowledge of the Company and Lakeland, as the founder, a director and Chairman of the Board of both entities since 1969, his over 40 years of experience in the banking industry, the leadership role he has played at Lakeland and in his other endeavors, his reputation in the community and his educational background (including a BS in Business Administration and Chemical Engineering from MIT and participation in a Corporation Board Management seminar at the Harvard Business School) led the Board to conclude that this individual should serve as a director of the Company. Some of Mr. Fredericks’ activities have included serving as a director (1977-1991) and chairman of the board (1980-1985) of Association Management Corporation (and his service on the finance and all other board committees of such entity), serving as a trustee (1975-2000) and chairman of the board (1980-1985) of Chilton Memorial Hospital (and service on the finance and all other board committees of such hospital), serving as a trustee, treasurer and member of the finance committee of the Fuel Merchants Association of New Jersey, and being a managing member of a number of family real estate holding companies.

Mr. Mark Fredericks’ experience in managing three businesses in the Company’s market area, his long service as a director of the Company and Lakeland and his charitable work led the Board to conclude that this individual should serve as a director of the Company. His business experience includes serving as president of Fredericks Fuel and Heating Service, Keil Oil Inc. and F&B Trucking Inc. He is knowledgeable about the real estate industry as a result of his management of a number of real estate partnerships. He has served as a trustee (1998-2008) of Chilton Memorial Hospital (and served as a member of the finance committee during that time) and as president of the West Milford Education Foundation (1996 to present).

Ms. Deacon’s over 30 years of extensive experience in the real estate development process, building contracting, property management and sales, her service to a number of community associations, her reputation in the broader business community as well as in the local real estate markets and her dedication to the Company and Lakeland led the Board to conclude that this individual should serve as a director of the Company. Ms. Deacon is responsible for the planning and administration of numerous operating companies, three condominium associations and an equipment leasing entity. Her past participation in the state and local real estate associations includes leadership positions and committee experience in ethics, professional standards, strategic planning and governance. Ms. Deacon is committed to enhancing her professional participation as a director of Lakeland and frequently attends continuing education seminars and institutes applicable to directors of banks and bank holding companies. During her 15 year tenure at Lakeland, she has served on every committee of the Board. In January 2010, she was elected Vice Chairman of the Board of the Company and Lakeland Bank.

Mr. Nicholson’s business experience with Eastern Propane Corporation (including his serving as president and CEO of that entity since 1988), his educational background in finance and business management, his experience in buying and selling companies and commercial real estate properties and his reputation in the business and local community led the Board to conclude that this individual should serve as a director of the Company. In 2009, Mr. Nicholson was honored with the Outstanding Citizen of the Year award from Sparta Township and as a Distinguished Citizen by the Boy Scouts of America, Patriots Path Council.

Mr. Bosma’s 48 years of banking experience and the breadth of his knowledge in all areas of banking, including asset/liability management, loans and asset quality, retail banking and bank marketing, the audit function and overall bank operations, and his stature in the banking industry, led the Board to conclude that this individual should serve as a director of the Company. Mr. Bosma has an intimate knowledge of Lakeland and the Company after serving as President and Chief Executive Officer from 1999 to April 2008. He has served in many prominent positions in the banking industry, including as chairman of the New Jersey Bankers Association and a member of the Community Bankers Committee of the American Bankers Association. Mr. Bosma has held leadership positions in numerous charitable organizations, including the Chilton Hospital Foundation, the Juvenile Diabetes Research Foundation, the Ramapo College Foundation and Paterson Habitat for Humanity.

Mr. Guptill’s knowledge of complex business and financial matters, gained over many years as serving as president of various insurance companies, his current service as Chairman of Franklin Mutual Insurance Group and a member of its Enterprise Risk Management Oversight Committee, and involvement with insurance industry associations, including as a former director, chairman of the board and chairman of the finance committee of the New Jersey Insurance Underwriting Association and former director, president, secretary and treasurer of the New Jersey Association of Mutual Insurance Companies, and as a former director and chairman of the audit committee of Highpoint Financial Corporation, led the Board to conclude that this individual should serve as a director of the Company.

Mr. O’Dowd’s knowledge of the banking industry, gained through his service as a director of Lakeland for 13 years and for the 12 years prior to his joining Lakeland, as a director of Metropolitan State Bank, his experience and reputation in the business community and his civic service led the Board to conclude that this individual should serve as a director of the Company. He is president of his own advertising company, a partner in two real estate holding companies and the former owner and operator of a food manufacturing business. He is the director of the Montville Chamber of Commerce, a past president of the Montville Kiwanis Club and has served as Deputy Mayor and on the Planning Board of Montville Township.

Mr. Viall’s extensive business and board experience, educational background and charitable activities led the Board to conclude that this individual should serve as a director of the Company. His 42-year management career includes 35 years as CEO of five corporations (two of which were subsidiaries of Penn Virginia Corporation and three in which Mr. Viall held or holds controlling interests). His management experience included the energy services, minerals extraction/processing/marketing and retailing industries. Mr. Viall holds a Masters Degree in Business Administration from The Weatherhead School of Case Western Reserve University, and he has been an Adjunct Business Professor in the masters program of Centenary College in New Jersey. His for-profit board experience includes 20 years of service on the boards of Lakeland Bancorp, Inc. and Newton Financial Corporation and 38 years of service with six other organizations. He has also served on the boards of nine non-profit organizations and is past chairman and an emeritus director of the North Jersey Health Care Corporation.

Mr. Shara’s over 25 years of experience in the banking industry, his stature and reputation in the banking and local community, and his service as President and CEO of the Company and Lakeland Bank since April 2008 led the Board to conclude that this individual should serve as a director of the Company. His knowledge and understanding of all facets of the business of banking, the leadership he has demonstrated at the Company and at prior institutions and his involvement in charitable and trade organizations make him extremely valuable as a Board member. Mr. Shara serves on the Board of Directors of the Commerce and Industry Association of New Jersey, the Board of Trustees of the Boys and Girls Club of Paterson, New Jersey and the Board of Trustees of Chilton Memorial Hospital Foundation. He also serves on the Board of Governors of the Ramapo College Foundation. Mr. Shara earned a Master’s Degree in Business Administration as well as a Bachelor of Science Degree from Fairleigh Dickinson University.

Mr. McCracken’s knowledge of the banking industry, his over 13 years of service on the boards of various banks (including serving on the Company’s Board since 2004 and Lakeland Bank’s Board since 2008), his business experience as an owner and operator of various businesses and real estate within Lakeland’s footprint, his reputation in the community as a lifelong resident within Lakeland’s footprint, his many long standing relationships with the Company’s non-institutional shareholder base and his involvement in many non-profit and local charities (including serving as Chairman of Newton Memorial Hospital and on the boards of other similar organizations) led the Board to conclude that this individual should serve as a director of the Company.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of Lakeland’s Common Stock as of March 1, 2010 by (i) the four Named Executive Officers (as defined below under “Executive

Compensation”) who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group. Unless otherwise indicated, each of the named shareholders possesses sole voting and investment power with respect to the shares beneficially owned. For information concerning the beneficial ownership of Lakeland’s Common Stock by directors and nominees for director, see the tables above under “Election of Directors”. Shares covered by stock options are included in the table below only to the extent that such options may be exercised by May 1, 2010.

	Shares Beneficially Owned as of March 1, 2010
Shareholder	Number		Percent
Joseph F. Hurley	81,102	(A)	.3%
Robert A. Vandenbergh	119,761	(B)	.5%
David S. Yanagisawa	14,118	(C)	.1%
Jeffrey J. Buonforte	98,873	(D)	.4%
All current executive officers and directors as a group (21 persons)	3,955,501	(E)	16.2%

(A)	Includes 67,034 shares issuable upon the exercise of stock options. Also includes 8,000 shares subject to restricted stock awards that have not yet vested. These shares vest as follows: 6,093 shares vest 45% on January 26, 2012, 45% on January 26, 2013 and the remaining 10% on the later of January 26, 2015 and the date on which the Company repays its investment to the U.S. Treasury under the TARP Capital Purchase Program; 657 shares vest on December 13, 2010; and 625 vest on each of December 12, 2010 and December 12, 2011. All of these shares may be voted, unless forfeited.
(B)	Includes 6,534 shares held jointly by Mr. Vandenbergh and his wife; 15,706 shares which have been allocated to Mr. Vandenbergh in the ESOP; and 72,495 shares issuable upon the exercise of stock options. Also includes 6,696 shares subject to restricted stock awards that have not yet vested. These shares vest as follows: 4,039 shares vest 45% on January 26, 2012, 45% on January 26, 2013 and the remaining 10% on the later of January 26, 2015 and the date on which the Company repays its investment to the U.S. Treasury under the TARP Capital Purchase Program; 657 shares vest on December 13, 2010; and 1,000 vest on each of December 12, 2010 and December 12, 2011. All of these shares may be voted, unless forfeited.
(C)	Includes 12,993 shares subject to restricted stock awards that have not yet vested. These shares vest as follows: 5,118 shares vest 45% on January 26, 2012, 45% on January 26, 2013 and the remaining 10% on the later of January 26, 2015 and the date on which the Company repays its investment to the U.S. Treasury under the TARP Capital Purchase Program; 1,125 vest on each of November 24, 2010, November 24, 2011 and November 24, 2012; and 4,500 vest on November 24, 2013. All of these shares may be voted, unless forfeited.
(D)	Includes 9,086 shares held jointly by Mr. Buonforte and his wife; and 72,495 shares issuable upon the exercise of stock options. Also includes 3,616 shares subject to restricted stock awards that have not yet vested. These shares vest as follows: 1,709 shares vest 45% on January 26, 2012, 45% on January 26, 2013 and the remaining 10% on the later of January 26, 2015 and the date on which the Company repays its investment to the U.S. Treasury under the TARP Capital Purchase Program; 657 shares vest on December 13, 2010; and 625 vest on each of December 12, 2010 and December 12, 2011. All of these shares may be voted, unless forfeited.
(E)	Includes an aggregate of 502,690 shares issuable upon the exercise of stock options; 100,412 shares subject to restricted stock awards that have not yet vested; and 15,706 shares which have been allocated under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland’s directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons’ ownership of Lakeland’s securities. Lakeland is required to disclose any failures to file such reports on a timely basis. Based solely upon a review of the copies of the forms or information furnished to Lakeland, Lakeland believes that during 2009, all filing requirements applicable to its directors and officers were satisfied on a timely basis, except that Ms. Deacon failed to file on a timely basis a report disclosing a purchase of shares in March 2009 and Mr. McCracken failed to file on a timely basis a report disclosing that he became co-trustee of a trust holding Lakeland’s securities in February 2009. The failures to file on a timely basis were inadvertent, and the filings were made promptly after the failures to file were noted.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Objectives and the Focus of Our Compensation Rewards

Our compensation program is designed to attract highly qualified individuals, retain those individuals in a competitive marketplace for executive talent and motivate performance in a manner that maximizes our corporate performance while ensuring that these programs do not encourage unnecessary or excessive risks that threaten the value of our Company. We seek to align individual performance with our long-term strategic business objectives and shareholder value. We believe that the combination of executive compensation that we provide fulfills these objectives.

Currently, our executive compensation program has three key elements: (i) salary; (ii) long-term equity incentives; and (iii) other executive retirement benefits and perquisites. We annually review our mix of short term performance incentives versus long term incentives and seek a reasonable balance of those incentives. We do not have set percentages of short term versus long term incentives.

Our compensation philosophy is determined by our Board of Directors, based upon the recommendations of the Compensation Committee, which is comprised solely of independent directors. Our Chief Executive Officer makes recommendations to the Compensation Committee concerning the compensation of our other executive officers, but does not participate in establishing his own compensation.

The guiding principle of our compensation philosophy is that the compensation of our executive officers should be based primarily on the financial performance of the Company, and partially on individual performance. While this “pay-for-performance” philosophy requires the Compensation Committee to first consider the Company’s profitability, the Committee does not intend to reward unnecessary or excessive risk taking. These principles are reflected in the specific elements of our compensation program, particularly our incentive bonus program, as described below.

Specific Elements of Our Compensation Program

We have described below the specific elements of our compensation program for executive officers.

Salary. We believe that a key objective of our salary structure is to maintain reasonable “fixed” compensation costs, while taking into account the performance of our executive officers.

Thomas J. Shara serves as President and Chief Executive Officer of the Company and Lakeland Bank under an employment agreement which provides that Mr. Shara will receive an annual base salary of at least $400,000. See “Employment Agreements and Other Arrangements with Executive Officers” for a description of Mr. Shara’s employment agreement, as well as descriptions of certain other agreements entered into with the other executive officers named in our summary compensation table. (Mr. Shara and the other executive officers named in our summary compensation table are referred to as the “Named Executive Officers.”)

Long-Term Equity Incentive Compensation. The Company’s shareholders approved the Lakeland Bancorp, Inc. 2009 Equity Compensation Program (referred to as our “Equity Compensation Program”) at the Company’s 2009 annual meeting of shareholders. The 2009 Equity Compensation Program replaced the 2000 Equity Compensation Program, which was scheduled to expire on February 8, 2010.

Our Equity Compensation Program permits the Company to grant stock options, restricted stock awards and restricted stock unit awards. Stock options previously have been granted to our executive officers at an exercise price equal to the then current market price of our Common Stock. Stock options, restricted stock awards and restricted stock unit awards may be recommended by the Compensation Committee and granted by the Board under the Equity Compensation Program on a discretionary basis, taking into account the Company’s financial performance and each executive’s contribution to such performance.

Based on the Company’s financial results for 2009, the Board of Directors, upon the recommendation of the Compensation Committee, determined that no discretionary awards should be granted to Mr. Shara or any of the other Named Executive Officers for 2009.

Other Incentive Compensation. In 2009, each of the Named Executive Officers had an opportunity to earn other incentive compensation, based on the achievement of specific performance targets. For Mr. Shara, the Company’s President and Chief Executive Officer, this incentive compensation was based exclusively on the achievement of Company goals based on increases in the Company’s net income. For the Chief Operating Officer, this incentive compensation was based 80% on the achievement of Company goals and 20% on the achievement of individual goals. This incentive compensation for the other Named Executive Officers was based 65% on the achievement of Company goals and 35% on the achievement of individual goals. The individual performance criteria included an assessment of the executive’s leadership and contributions to revenue enhancement, cost containment efforts, loan and deposit growth and maintenance of credit quality.

For 2009, the Company’s net income performance target was an 8% increase in net income over the prior year before taking into account expenses related to the Company’s participation in the TARP Capital Purchase Program (described below). As the Company’s net income for 2008 was $15.2 million, the net income target for 2009 was $16.5 million before TARP Capital Purchase Program expenses or $14.6 million after such expenses (the “2009 Net Income Target”). Under the 2009 plan, for each full percentage point by which actual 2009 net income fell below the 2009 Net Income Target, the bonus amount payable would decrease by 2%, provided that if actual 2009 net income was less than 80% of the Net Income Target, no incentive compensation would be payable under this portion of the 2009 plan. For each full percentage point by which actual 2009 net income exceeded the 2009 Net Income Target, the incentive compensation amount payable would increase by 3%, up to the maximum amounts set forth in the table below. The Company reported a net loss of $5.4 million for 2009.

As noted above, Mr. Shara’s eligibility for this incentive compensation was based exclusively on the Company’s increase of net income, and despite his significant individual contributions to the Company during 2009, the Board of Directors, upon the recommendation of the Compensation Committee, did not grant Mr. Shara incentive compensation. Based on the achievement of individual performance goals for 2009, on January 26, 2010, the Company granted this incentive compensation to the other Named Executive Officers in the form of restricted stock awards. The minimum (threshold), target and maximum bonus amounts that each Named Executive Officer could have received, and the actual amounts paid, are as follows:

	Estimated Future Payouts Under Equity Incentive Plan Awards (1)			Restricted Stock Awards Granted January 2010 (1) ($)
Name (a)	Threshold ($)	Target ($)	Maximum ($)
Thomas J. Shara	0	186,750	207,500	0
Joseph F. Hurley	0	80,313	125,000	43,748
Robert A. Vandenbergh	0	112,520	145,000	29,000
David S. Yanagisawa	0	67,463	105,000	36,747
Jeffrey J. Buonforte	0	68,266	106,250	12,271

(1)

The amounts in the columns above are denominated in dollars, although the payouts were made in grants of restricted stock awards under the Company’s 2009 Equity Compensation Program. As described above, Mr. Shara did not receive an award under the Company’s 2009 incentive compensation plan. The other Named Executive Officers received the following restricted stock awards on January 26, 2010: Mr. Hurley: 6,093 shares; Mr. Vandenbergh: 4,039 shares; Mr. Yanagisawa: 5,118 shares; and Mr. Buonforte: 1,709 shares. Subject to vesting and transferability requirements and restrictions under the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”), the Interim Final Rule promulgated by the U.S. Department of Treasury on June 15, 2009, as it may be further amended, and the 2009 Equity Compensation Program, the shares of restricted stock subject to each award vest as follows: 45% on January 26, 2012, 45% on January 26, 2013, with the remaining 10% on the later of January 26, 2015 or the date on which the Company repays the Capital Purchase Program investment. The dollar amounts under the caption “Restricted Stock Awards Granted January 2010” refer to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. As these restricted stock awards were granted in 2010, they do not appear in the summary compensation table or the other compensation tables set forth in this proxy statement.

Other Elements of Compensation for Executive Officers. In order to attract and retain qualified executives, we provide executives with a variety of benefits and perquisites, consisting primarily of retirement benefits through our 401(k) and various retirement plans, executive life insurance, and the use of automobiles. Details of the values of these benefits and perquisites may be found in the footnotes and narratives to the summary compensation table. The Company has also entered into Supplemental Executive Retirement Plan Agreements with Mr. Shara and Mr. Vandenbergh. See “Employment Agreements and Other Arrangements with Executive Officers”. Although the Company historically has made contributions to the Lakeland Bank Profit Sharing Plan on behalf of executive officers, as well as all other employees, as a result of the Company’s financial performance, no contribution was made to the Lakeland Bank Profit Sharing Plan on behalf of any employees, including the Named Executive Officers, in 2009.

Employment and Other Agreements.

Our agreements with the Named Executive Officers are described later in this proxy statement. See “Employment Agreements and Other Arrangements with Executive Officers.”

Compliance with Sections 162(m) and 409A of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Certain performance-based compensation that has been approved by our shareholders is not subject to this limitation. As a result, stock options granted under our Equity Compensation Program are not subject to the limitations of Section 162(m). However, restricted stock awards granted under our Equity Compensation Program generally will not be treated as performance-based compensation. Restricted stock award grants made to date under the Equity Compensation Program have not been at levels that, together with other compensation, approached the $1,000,000 limit. Also, since we retain discretion over cash bonuses, those bonuses also will not qualify for the exemption for performance-based compensation.

It is our intention to maintain our executive compensation arrangements in conformity with the requirements of Section 409A of the Internal Revenue Code, which imposes certain restrictions on deferred compensation arrangements.

Effect of our Participation in the Treasury’s Capital Purchase Program

In response to unprecedented market turmoil, the Emergency Economic Stabilization Act of 2008 (“EESA”) was enacted on October 3, 2008. Under EESA, the U.S. Treasury established the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, pursuant to which the Treasury purchases preferred stock and warrants from financial institutions. In February 2009, the Company received $59,000,000 under the TARP Capital Purchase Program.

Participants in the TARP Capital Purchase Program were required to accept several compensation-related limitations associated with this Program. In February 2009, five executive officers of the Company (Messrs. Shara, Hurley, Vandenbergh, Buonforte and Luddecke) agreed in writing to accept the compensation standards in existence at that time under the Capital Purchase Program and thereby cap or eliminate some of their contractual or legal rights. The provisions agreed to were as follows:

•

No golden parachute payments. The term “golden parachute payment” under the TARP Capital Purchase Program (as distinguished from the definition under the Stimulus Act referred to below) refers to a severance payment resulting from involuntary termination of employment, or from bankruptcy of the employer, that exceeds three times the terminated employee’s average annual base salary over the five years prior to termination. The Company’s “senior executive officers” (the CEO, the CFO and the next three highest-paid executive officers) have agreed to forego all golden parachute payments for as long as they remain senior executive officers of the Company and the Treasury continues to hold the equity securities that the Company issued to it under the TARP Capital Purchase Program (the period during which the Treasury holds those securities is referred to as the “CPP Covered Period”).

•

Clawback of Bonus and Incentive Compensation if Based on Certain Material Inaccuracies. Our senior executive officers agreed to a “clawback provision”. Any bonus or incentive compensation paid to them during the CPP Covered Period is subject to recovery or “clawback” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. The senior executive officers acknowledged that each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) (collectively, “benefit plans”) with respect to them was deemed amended to the extent necessary to give effect to such clawback and the restriction on golden parachute payments.

•

No Compensation Arrangements That Encourage Excessive Risks. The Company is required to review its benefit plans to ensure that they do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any benefit plan with respect to the senior executive officers, they agreed to negotiate such changes promptly and in good faith.

During the CPP Covered Period, the Company is not permitted to take federal income tax deductions for compensation paid to the senior executive officers in excess of $500,000 per year, subject to certain exceptions.

On February 17, 2009, the American Recovery and Reinvestment Act of 2009 (the “Stimulus Act”) was enacted. The Stimulus Act contains several provisions designed to establish executive compensation and governance standards for financial institutions (such as the Company) that received or will receive financial assistance under TARP. In certain instances, the Stimulus Act modified the compensation-related limitations contained in the TARP Capital Purchase Program; in addition, the Stimulus Act created additional compensation-related limitations and directed the Treasury to establish standards for executive compensation applicable to participants in TARP. The compensation-related limitations applicable to the Company which have been added or modified by the Stimulus Act are as follows:

•

No severance payments. Under the Stimulus Act, the term “golden parachutes” is defined to include any severance payment resulting from involuntary termination of employment, except for payments for services performed or benefits accrued. Under the Stimulus Act, the Company is prohibited from making any severance payment to its “senior executive officers” (defined in the Stimulus Act as the five highest paid senior executive officers) and the Company’s next five most highly compensated employees during the period that the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Shares”) (the shares issued to the Treasury) are outstanding.

•	Recovery of Incentive Compensation if Based on Certain Material Inaccuracies. The Stimulus Act contains the “clawback provision” discussed above but extends its application to any bonus awards and other incentive compensation paid to any of the Company’s senior executive officers and the next 20 most highly compensated employees during the period that the Series A Preferred Shares are outstanding that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance.

•

No Compensation Arrangements that Encourage Earnings Manipulation. Under the Stimulus Act, during the period that the Series A Preferred Shares are outstanding, the Company is prohibited from entering into compensation arrangements that encourage manipulation of the reported earnings of the Company, or that provide incentives to take unnecessary or excessive risks, to enhance the compensation of any of the Company’s employees.

•

Limit on Incentive Compensation. The Stimulus Act contains a provision that prohibits the payment or accrual of any bonus, retention award or incentive compensation to the Company’s five most highly compensated employees while the Series A Preferred Shares are outstanding other than awards of long-term restricted stock that (i) do not fully vest while the Series A Preferred Shares are outstanding, (ii) have a value not greater than one-third of the total annual compensation of such employee and (iii) are subject to such other restrictions as are determined by the Treasury. The prohibition on bonuses does not preclude payments required under written employment contracts entered into on or prior to February 11, 2009.

•

Compensation Committee Functions. The Stimulus Act requires that the Company’s Compensation Committee be comprised solely of independent directors and that it meet at least semiannually to discuss and evaluate the Company’s employee compensation plans in light of an assessment of any risk posed to the Company from such compensation plans.

•

Compliance Certifications. The Stimulus Act requires an annual written certification by the Company’s chief executive officer and chief financial officer with respect to the Company’s compliance with the provisions of the Stimulus Act.

•

Treasury Review of Excessive Bonuses Previously Paid. The Stimulus Act directs the Treasury to review all compensation paid to the Company’s senior executive officers and its next 20 most highly compensated employees to determine whether any such payments were inconsistent with the purposes of the Stimulus Act or were otherwise contrary to the public interest. If the Treasury makes such a finding, the Treasury is directed to negotiate with the Company and the applicable employee for appropriate reimbursements to the federal government with respect to the compensation and bonuses.

•

Say on Pay. Under the Stimulus Act, the Company is required to have an advisory “say on pay vote” by the shareholders on executive compensation at the Company’s shareholder meetings during the period that the Series A Preferred Shares are outstanding. As was the case at last year’s annual meeting of shareholders, this requirement pertains to the Company’s 2010 annual meeting. See “Proposal 3”.

Summary of Cash and Certain Other Compensation

The following table sets forth, for the three years ended December 31, 2009, 2008 and 2007, a summary of the compensation earned by Thomas J. Shara, who has served as our President and Chief Executive Officer since April 2, 2008, Joseph F. Hurley, our Chief Financial Officer, and our three other most highly compensated executive officers for 2009. We refer to the executive officers named in this table as the “Named Executive Officers.” The Named Executive Officers did not receive any compensation from non-equity incentive plans with respect to performance during 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas J. Shara, President and Chief Executive Officer of Lakeland Bancorp and Lakeland Bank (from April 2, 2008)	2009 2008 2007	430,962 292,308 —	— — —	— 789,600 —	— — —	71,739 43,235 —	33,062 23,332 —	535,763 1,148,475 —

Joseph F. Hurley, Executive Vice President and Chief Financial Officer of Lakeland Bancorp and Lakeland Bank	2009 2008 2007	259,915 240,000 229,000	— — 41,500	— — 29,775	— — —	— — —	19,287 26,219 27,928	279,202 266,219 328,203

Robert A. Vandenbergh, Senior Executive Vice President and Chief Operating Officer of Lakeland Bancorp and Lakeland Bank	2009 2008 2007	301,154 268,846 250,000	— — 40,000	— — 47,640	— — —	70,328 — —	48,445 47,636 52,955	419,927 316,482 390,595

David S. Yanagisawa Executive Vice President and Chief Lending Officer of Lakeland Bancorp and Lakeland Bank	2009 2008 2007	219,077 16,154 —	27,500 — —	— 84,060 —	— — —	— — —	15,450 — —	262,027 100,214 —

Jeffrey J. Buonforte, Executive Vice President and Senior Government Banking/Business Services Officer of Lakeland Bancorp and Lakeland Bank	2009 2008 2007	220,973 205,075 195,000	— — 37,000	— — 29,775	— — —	— — —	18,108 25,409 27,165	239,081 230,484 288,940

In the table above:

•

Mr. Shara’s salary for 2008 reflects that portion of his annualized salary of $400,000 for that year, having joined the Company on April 2, 2008. The bonus paid in 2009 to Mr. Yanagisawa was a signing bonus. Mr. Yanagisawa joined the Company on November 24, 2008.

•

when we refer to amounts under “Stock Awards” and “Option Awards”, we are referring to the aggregate grant date fair value in accordance with FASB ASC Topic 718, in accordance with new SEC rules. In prior years, the applicable rules required disclosure of the dollar amount recognized for financial statement purposes. Accordingly, the amounts in the Stock Awards column for 2008 and 2007 have been revised to conform to the new disclosure requirements. No stock awards were granted to the Named Executive Officers in 2009.

•

when we refer to “Change in Pension Value and Nonqualified Deferred Compensation Earnings”, we are referring to the aggregate change in the present value of Mr. Shara’s and Mr. Vandenbergh’s accumulated benefits for 2009 under their respective Supplemental Executive Retirement Plans.

•	“all other compensation” for 2009 includes the following:

•

for Mr. Shara, $4,832 for the use of an automobile, $1,691 for a tax gross-up for use of such automobile, $1,189 for premiums for group term life insurance for Mr. Shara’s benefit, $18,000 for cash dividends paid on restricted stock and a contribution of $7,350 to the Company’s 401(k) Plan on behalf of Mr. Shara to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Shara to that Plan;

•

for Mr. Hurley, $6,546 for the use of an automobile, $2,291 for a tax gross-up for use of such automobile, $2,144 for premiums for group term life insurance for Mr. Hurley’s benefit, $956 for cash dividends paid on restricted stock and a contribution of $7,350 to the Company’s 401(k) Plan on behalf of Mr. Hurley to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Hurley to that Plan;

•

for Mr. Vandenbergh, $7,954 for the use of an automobile, $2,784 for a tax gross-up for use of such automobile, $2,812 for premiums for group term life insurance for Mr. Vandenbergh’s benefit, $1,294 for cash dividends paid on restricted stock, a contribution of $7,350 to the Company’s 401(k) Plan on behalf of Mr. Vandenbergh to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Vandenbergh to that Plan, and $26,251, representing the aggregate earnings in 2009 under a salary continuation agreement for Mr. Vandenbergh (of which $18,661 was used to pay the premium for additional life insurance and trustee fees for Mr. Vandenbergh) (see “Deferred Compensation” below);

•

for Mr. Yanagisawa, $5,830 for the use of an automobile, $2,040 for a tax gross-up for use of such automobile, $1,542 for premiums for group term life insurance for Mr. Yanagisawa’s benefit, $2,700 for cash dividends paid on restricted stock and a contribution of $3,338 to the Company’s 401(k) Plan on behalf of Mr. Yanagisawa to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Yanagisawa to that Plan; and

•

for Mr. Buonforte, $6,306 for the use of an automobile, $2,207 for a tax gross-up for use of such automobile, $2,009 for premiums for group term life insurance for Mr. Buonforte’s benefit, $956 for cash dividends paid on restricted stock and a contribution of $6,629 to the Company’s 401(k) Plan on behalf of Mr. Buonforte to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Buonforte to that Plan.

The Company has a Profit Sharing Plan for all eligible employees. The Company’s annual contribution to the plan is determined by its Board of Directors. Annual contributions are allocated to participants on a point basis for years of service and salary, with accumulated benefits payable at retirement, or, at the discretion of the plan committee, upon termination of employment. Contributions made by the Company on behalf of the Named Executive Officers are included in the table above under “All Other Compensation” for 2008 and 2007. No contributions were made by the Company to the Profit Sharing Plan for 2009.

Grant of Plan Based Awards

During 2009, our Named Executive Officers did not receive stock awards or stock options under any equity incentive plan. They also did not receive awards in 2009 under any non-equity incentive plan. The following table shows amounts that could have been earned under the Company’s 2009 incentive bonus plan. The amounts in the columns under Estimated Future Payouts Under Equity Incentive Plan Awards are denominated in dollars, although the applicable payouts were made in grants of restricted stock awards in January 2010 under the Company’s 2009 Equity Compensation Program. As the actual restricted stock awards were made in 2010, they are not included in the Summary Compensation Table contained herein. For a description of the Company’s 2009 incentive compensation plan, including the various performance targets, and the payouts that were made in January 2010, see “Other Incentive Compensation” under the “Compensation Discussion and Analysis.”

Name (a)	Grant Date (b)	Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#) (i)	All other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
		Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Thomas J. Shara	—	0	186,750	207,500	—	—	—	—
Joseph F. Hurley	—	0	80,313	125,000	—	—	—	—
Robert A. Vandenbergh	—	0	112,520	145,000	—	—	—	—
David S. Yanagisawa	—	0	67,463	105,000	—	—	—	—
Jeffrey J. Buonforte	—	0	68,266	106,250	—	—	—	—

Outstanding Equity Awards at December 31, 2009

The following table sets forth, for each of the Named Executive Officers, information regarding option awards and stock awards outstanding at December 31, 2009. As of that date, all stock options held by the Named Executive Officers were exercisable. The vesting dates applicable to each stock award that was not vested on December 31, 2009 are described following the table. At December 31, 2009, the Named Executive Officers did not hold any other equity awards.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Non-Exercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Thomas J. Shara	—	—	—	—	45,000	287,550

Joseph F. Hurley	7,939 12,763 12,155 11,576 11,576 11,025	—	7.65 13.16 15.38 13.38 14.87 14.23	12/13/2010 12/12/2011 12/10/2012 12/09/2013 12/07/2014 12/13/2015	1,907	12,186

Robert A. Vandenbergh	13,400 12,763 12,155 11,576 11,576 11,025	—	7.65 13.16 15.38 13.38 14.87 14.23	12/13/2010 12/12/2011 12/10/2012 12/09/2013 12/07/2014 12/13/2015	2,657	16,978

David S. Yanagisawa	—	—	—	—	7,875	50,321

Jeffrey J. Buonforte	13,400 12,763 12,155 11,576 11,576 11,025	—	7.65 13.16 15.38 13.38 14.87 14.23	12/13/2010 12/12/2011 12/10/2012 12/09/2013 12/07/2014 12/13/2015	1,907	12,186

In the table above, we are disclosing:

•	in column (b), the number of shares of our Common Stock underlying unexercised stock options that were exercisable as of December 31, 2009;

•	in column (c), the number of shares of our Common Stock underlying unexercised stock options that were non-exercisable as of December 31, 2009;

•	in columns (e) and (f), respectively, the exercise price and expiration date for each stock option that was outstanding as of December 31, 2009;

•	in column (g), the number of shares of our Common Stock covered by stock awards that were not vested as of December 31, 2009; and

•	in column (h), the aggregate market value as of December 31, 2009 of the stock awards referenced in column (g).

In calculating the market values of restricted stock in the table above, we have multiplied the closing market price of our Common Stock on the last trading day in 2009, which was $6.39, by the applicable number of shares of Common Stock underlying the Named Executive Officers’ stock awards. The stock awards included in the table above for Messrs. Hurley, Vandenbergh and Buonforte were granted on December 13, 2006 and December 12, 2007, and vest in four equal annual installments beginning one year after the grant date. The stock award for Mr. Shara was granted on April 2, 2008, and vests in four equal annual installments beginning December 1, 2009. The stock award for Mr. Yanagisawa was granted on November 24, 2008. A total of 4,500 of these shares began to vest in 25% increments beginning November 24, 2009 and 4,500 shares vest on November 24, 2013.

Options Exercised and Stock Awards Vested

The following table sets forth, for each of the Named Executive Officers, information regarding stock options exercised during 2009 and stock awards vested during 2009. The phrase “value realized on exercise” represents the number of shares of Common Stock set forth in column (b) multiplied by the difference between the market price of our Common Stock on the date of exercise and the Named Executive Officer’s exercise price. Similarly, the phrase “value realized on vesting” represents the number of shares of Common Stock set forth in column (d) multiplied by the market price of our Common Stock on the date on which the Named Executive Officer’s stock award vested.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Thomas J. Shara	—	—	15,000	91,500
Joseph F. Hurley	—	—	1,281	7,917
Robert A. Vandenbergh	—	—	1,656	10,234
David S. Yanagisawa	—	—	1,125	6,975
Jeffrey J. Buonforte	—	—	1,281	7,917

Pension Plans

The following table sets forth, for each of the Named Executive Officers, information regarding the benefits payable under each of our plans that provides for payments or other benefits at, following, or in connection with such Named Executive Officer’s retirement. In accordance with the SEC’s rules, the following table does not provide information regarding tax-qualified defined contribution plans or nonqualified defined contribution plans.

Name (a)	Plan Name (b)	Number of Years of Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Thomas J. Shara	Supplemental Executive Retirement Plan	Not Applicable	114,974	—
Joseph F. Hurley	—	—	—	—
Robert A. Vandenbergh	Supplemental Executive Retirement Plan	Not Applicable	70,328	—
David S. Yanagisawa	—	—	—	—
Jeffrey J. Buonforte	—	—	—	—

In the table above:

•

when we use the phrase “present value of accumulated benefit”, we are referring to the actuarial present value of the Named Executive Officer’s accumulated benefits under the Supplemental Executive Retirement Plans, calculated as of December 31, 2009; and

•	column (e) refers to the dollar amount of payments and benefits, if any, actually paid or otherwise provided to the Named Executive Officer during 2009 under our pension plans.

See “Employment Agreements and other Arrangements with Executive Officers” for a description of various agreements with the Named Executive Officers.

Deferred Compensation

The following table sets forth, for each of the Named Executive Officers, information regarding each defined contribution plan that we maintain and each other plan that we maintain that provides for the deferral of compensation on a basis that is not tax-qualified.

Name (a)	Executive Contributions in 2009 ($) (b)	Registrant Contributions in 2009 ($) (c)	Aggregate Earnings in 2009 ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at December 31, 2009 ($) (f)
Thomas J. Shara	—	—	—	—	—
Joseph F. Hurley	—	—	—	—	—
Robert A. Vandenbergh	—	—	26,251	18,661	253,788
David S. Yanagisawa	—	—	—	—	—
Jeffrey J. Buonforte	—	—	—	—	—

In the table above:

•	when we refer to the term “earnings”, we are referring to the aggregate interest or other earnings accrued to the Named Executive Officer’s account during 2009;

•

the amount included in column (d) of this table is also included under the column “All Other Compensation” in the Summary Compensation Table set forth above (the amount in column (e) was paid out of the amount set forth in column (d)); and

•	the amount included in column (f) of this table was not included in our Summary Compensation Table in any prior year’s proxy statement or in the Summary Compensation Table set forth above.

The National Bank of Sussex County (“NBSC”) entered into a salary continuation agreement during 1996 with Mr. Vandenbergh, its president, which entitled him to certain payments upon his retirement. As part of the merger of the Company and NBSC’s parent (High Point Financial Corp.) in July 1999, the Company placed in trust amounts equal to the present value of the amounts that would be owed to Mr. Vandenbergh in his retirement. This amount was $381,000. The earnings for 2009 were $26,251 and the aggregate balance of the trust at December 31, 2009 was $253,788. The Company has no further obligation to pay additional amounts pursuant to this agreement. The $18,661 withdrawn in 2009 was used to pay the premium for additional life insurance and trustee fees for Mr. Vandenbergh. In December 2008, the salary continuation agreement with Mr. Vandenbergh was amended to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

NBSC also provided Mr. Vandenbergh with a split dollar life insurance death benefit, pursuant to which his beneficiary will receive an amount equal to three times his last salary. The one time premium for such insurance was paid prior to 2009.

Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options under the Company’s Amended and Restated 2000 Equity Compensation Program and the Company’s 2009 Equity Compensation Program as of December 31, 2009. These plans were the Company’s only equity compensation plans in existence as of December 31, 2009. The 2009 Equity Compensation Program is the successor to the 2000 Equity Compensation Program, and no additional awards will be granted under the 2000 Equity Compensation Program. No warrants or rights may be granted, or are outstanding, under the 2000 or the 2009 Equity Compensation Programs.

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity Compensation Plans Approved by Shareholders	912,364	$12.38	2,000,000
Equity Compensation Plans Not Approved by Shareholders	—	—	—

TOTAL	912,364	$12.38	2,000,000

The number in column (a) includes 96,831 shares subject to restricted stock awards, including unvested shares. Shares subject to restricted stock awards have been excluded for purposes of calculating the weighted-average exercise price in column (b).

Employment Agreements and Other Arrangements with Executive Officers

Thomas J. Shara joined the Company as President and Chief Executive Officer of Lakeland and Lakeland Bank on April 2, 2008. On May 22, 2008, Lakeland, Lakeland Bank and Mr. Shara, executed an Employment Agreement (the “Employment Agreement”) and a Supplemental Executive Retirement Plan Agreement (the “SERP”). Both the Employment Agreement and the SERP are effective as of April 2, 2008.

The Employment Agreement provides that Mr. Shara will be employed as President and Chief Executive Officer of the Company and Lakeland Bank for a term commencing on April 2, 2008 (the “Effective Date”) and expiring on April 1, 2011 (the “Initial Term”). The Initial Term will automatically be extended for an additional one year period on each anniversary date of the Effective Date, unless on or before each such anniversary date either party provides written notice to the other of its (or his) intent not to extend the then current term, provided, however, that on and after the 15th anniversary of the Effective Date, if Mr. Shara remains employed, his employment will be on an at-will basis. The Initial Term and any renewal period through the 15th anniversary of the Effective Date collectively are referred to as the “Term”.

The Employment Agreement further provides that Mr. Shara will be nominated for election (i) as a member of Lakeland Bank’s Board of Directors at each annual meeting of the sole shareholder of Lakeland Bank occurring during the Term and (ii) as a member of the Company’s Board of Directors at each annual meeting of shareholders of the Company at which Mr. Shara’s term as a director of the Company expires occurring during the Term. Mr. Shara initially was appointed to the Lakeland Bank Board and the Company Board on April 2, 2008, and was nominated to stand for election at the Company’s 2008 annual meeting of shareholders for a term of two years, at which he was so elected. He is nominated for a three year term at the 2010 Annual Meeting.

The Employment Agreement provides that Mr. Shara will receive a base salary of not less than $400,000 per year. He will participate in the executive bonus program as approved annually by the Company’s Board. Upon joining the Company on April 2, 2008, Mr. Shara received a restricted stock award of 60,000 shares. A total of 25% of such restricted shares vested on December 1, 2009, with the balance to vest in 15,000 share increments on each of December 1, 2010, December 1, 2011 and December 1, 2012, provided that Mr. Shara is an employee of the Company or Lakeland Bank on the respective vesting date. The Employment Agreement also provides that Mr. Shara will be entitled to participate in all employee benefit plans or programs, including without limitation the 401(k) Plan and Profit Sharing Plan, and to receive all benefits and perquisites, including without limitation an automobile, which are approved by the Boards of the Company and Lakeland Bank and are generally made available to executive officers of the Company, to the extent permissible under the general terms and provisions of such plans or programs.

The Employment Agreement provides that if Mr. Shara’s employment is terminated during the Term by the Company without Cause (as contractually defined) or Mr. Shara resigns for Good Reason (as contractually defined), Mr. Shara will receive a severance payment equal to 36 months of his annual base salary at the rate in effect as of the termination date. In addition, all of Mr. Shara’s restricted shares and stock options (to the extent not already vested) will become fully vested, and he will be permitted to exercise any such option for the period specified in the Company’s equity compensation plan as in effect at such time. He will also be entitled to the continuation of certain medical benefits. However, if within 90 days following a Change in Control (as contractually defined), Mr. Shara’s employment is terminated without Cause or he resigns for Good Reason, then he will receive a severance payment equal to three times the sum of (a) an amount equal to his annual base salary at the rate in effect as of the termination date, plus (b) an amount equal to the highest annual bonus paid to Mr. Shara during the last three years prior to the his termination date.

The Employment Agreement provides that in the event it is determined that any payment or benefit made or provided by the Company or Lakeland Bank pursuant to the terms of the Employment Agreement or otherwise would be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Internal Revenue Code, then Mr. Shara will be entitled to receive an additional payment from the Company (a “Gross-Up Payment”) such that the net amount received by Mr. Shara after deduction of such Excise Tax and any federal, state and local income tax, penalties, interest and Excise Tax upon the Gross-Up Payment will be equal to the payments otherwise payable to him under the terms of the Employment Agreement. Mr. Shara also agrees in the Employment Agreement not to compete with Lakeland Bank’s business for a 12 month period following termination of employment in a geographic area equal to 20 miles from any of Lakeland Bank’s branches at the time of Mr. Shara’s termination of employment.

The SERP provides that Mr. Shara will receive a normal retirement benefit of $150,000 per year for 15 years upon termination of his employment after the normal retirement age of 65. The benefit will be paid in monthly payments of $12,500 each. The SERP further provides that if, prior to a Change in Control, Mr. Shara resigns his employment with the Company or Lakeland Bank for Good Reason, his employment with the

Company or Lakeland Bank terminates due to disability, or his employment with the Company or Lakeland Bank is terminated by the Company or Lakeland Bank other than for Cause, he will receive the same benefit of $150,000 per year for 15 years, payable in monthly payments of $12,500 each, commencing with the month following Mr. Shara’s 65th birthday. If Mr. Shara is employed by the Company or Lakeland Bank at the time of a Change in Control, he will receive the same benefit, beginning with the month following his 65th birthday. If Mr. Shara should die while employed, his beneficiary will receive the same monthly payment described above for the period specified, except that such payments will commence within 60 days of receipt of a death certificate. If Mr. Shara should die after the benefit payments have commenced but before receiving all such payments, the Company will pay the remaining benefits to his beneficiary at the same time and in the same amounts they would have been paid to Mr. Shara had he survived. The SERP provides that Mr. Shara is not entitled to any benefit under the SERP if (i) the Company terminates his employment for Cause, or (ii) he resigns his employment with the Company other than for Good Reason prior to the earlier of attaining age 65 or a Change in Control. Amounts payable under the SERP are subject to the same gross up provisions as are applicable under the Employment Agreement. Amounts payable under both the Employment Agreement and the SERP may be delayed in order to comply with Section 409A of the Internal Revenue Code.

Lakeland and Lakeland Bank also entered into agreements, dated March, 2001 and as amended by agreements dated March 10, 2003, with each of Messrs. Hurley, Vandenbergh and Buonforte (each, an “Executive”) providing for certain terms and conditions of their employment in the event of a change in control (each a “Change in Control Agreement”). Under such Change in Control Agreements, the term of each Executive’s employment becomes fixed for a period (the “contract period”) ending on the earlier of the Executive’s death, attainment of age 65, or the second anniversary of the date of such change in control. During the contract period, each Executive is to be employed in the same position as held by him immediately prior to such event, and is entitled to base salary equal to the annual salary in effect immediately prior to the change in control and bonus equal to the highest annual bonus paid during the three most recent fiscal years prior to the change in control. In addition, during the contract period, each Executive is entitled to certain other benefits and perquisites as in effect as of the change in control. If during the contract period, an Executive’s employment is terminated without “cause”, or he resigns for “good reason” (each as defined in the Change in Control Agreement), he will be entitled to continued life and health insurance benefits for the balance of the contract period and a lump sum cash payment equal to two times the sum of his highest salary and bonus paid to him during any of the three most recent calendar years prior to the change in control. For purposes of each Change in Control Agreement, the term “change in control” has the same meaning as under the Equity Compensation Plan. Each Change in Control Agreement contains confidentiality and non-compete covenants in favor of Lakeland.

In December 2008, the Change in Control Agreements with each of Messrs. Hurley, Vandenbergh and Buonforte were amended to comply with Section 409A of the Internal Revenue Code. The amendments provide for a six month payment delay and interest paid during that six month payment delay period, in accordance with Section 409A.

The Company entered into a Supplemental Executive Retirement Plan (“SERP”) agreement, dated December 23, 2008, with Mr. Vandenbergh. The SERP provides that Mr. Vandenbergh will receive a normal retirement benefit of $90,000 per year for 10 years upon termination of his employment after the normal retirement age of 65. The benefit will be paid in monthly payments of $7,500 each. The SERP further provides that if, prior to a change in control Mr. Vandenbergh resigns his employment with the Company or Lakeland Bank for Good Reason (as defined), his employment with the Company or Lakeland Bank terminates due to disability or his employment with the Company or Lakeland Bank is terminated by the Company or Lakeland Bank other than for Cause (as defined), he will receive the same benefit of $90,000 per year for 10 years, payable in monthly payments of $7,500 each, commencing with the month following Mr. Vandenbergh’s 65th birthday. If Mr. Vandenbergh is employed by the Company or Lakeland Bank at the time of a change in control, he will receive the same benefit, beginning with the month following his 65th birthday. If Mr. Vandenbergh should die while employed, his beneficiary will receive the same monthly payment described above for the period specified, except that such payments will commence within 60 days of receipt of a death certificate. If Mr. Vandenbergh should die after the benefit payments have commenced but before receiving all such payments, the Company will pay the remaining benefits to his beneficiary at the same time and in the same amounts they would have been paid to Mr. Vandenbergh had he survived. The SERP provides that Mr. Vandenbergh is not entitled to any benefit under the SERP if (i) the Company terminates his employment for Cause, or (ii) he resigns his employment with the Company other than for Good Reason prior to the earlier of attaining age 65 or a change in control. Amounts payable under the SERP may be delayed in order to comply with Section 409A.

The Company entered into a Change in Control, Severance and Employment Agreement (“Employment Agreement”) with David S. Yanagisawa, which was executed December 23, 2008 and effective as of November 24, 2008. The Employment Agreement provides for a base salary of $210,000, a signing bonus of $27,500 payable after 90 days of employment and a restricted stock award covering 9,000 shares, of which 4,500 shares began to vest in 25% annual increments beginning on November 24, 2009, with the remaining 4,500 vesting on November 24, 2013. The Employment Agreement also provides that, upon Mr. Yanagisawa’s termination of employment or significant reduction in duties after a change in control of the Company, he will receive a payment equal to two times the highest sum of his base salary plus the amount of the cash bonus he received during any of the three (3) calendar years immediately prior to the change in control. The Employment Agreement also provides that Mr. Yanagisawa is entitled to participate in all employee benefit plans or programs, including without limitation the 401(k) Plan and Profit Sharing Plan, and to receive all benefits and perquisites, including without limitation an automobile, which are approved by the Boards of the Company and Lakeland Bank and are generally made available to executive officers of the Company, to the extent permissible under the general terms and provisions of such plans or programs.

Had each of the Named Executive Officers terminated employment as of December 31, 2009 in connection with a change in control, either through a termination by the Company (or a successor entity) without Cause or by the executive for Good Reason (as defined in the applicable agreements described above), the estimated amounts that each Named Executive Officer would have been entitled to receive under their respective agreements are as follows: for Mr. Shara: $3,866,475; for Mr. Hurley: $616,146; for Mr. Vandenbergh: $1,563,411; for Mr. Yanagisawa: $594,777; and for Mr. Buonforte: $505,720. The above amounts for Messrs. Shara and Vandenbergh include the aggregate value of the respective SERP payments that each would receive beginning at age 65, which amounts are $2,250,000 and $900,000, but which have a present value of accumulated benefit of $114,974 and $70,328, respectively. See “Pension Plans” for a description of the present value of accumulated benefits.

See “Deferred Compensation” for a description of a salary continuation agreement with Mr. Vandenbergh.

See the “Compensation Discussion and Analysis—Effect of our Participation in the Treasury’s Capital Purchase Program” for a description of various limitations on the Named Executive Officers’ compensation as a result of the Company’s participation in the TARP Capital Purchase Program.

Board Leadership Structure and Role in Risk Oversight

The Company currently has, and historically has had, a Chairman of the Board, separate from the Chief Executive Officer. The Board believes it is important to have an independent director in a Board leadership position at all times. The Chairman provides leadership for the Board. In addition, as noted below, in March 2007, the Board created a new position of presiding director, whose primary responsibility is to preside over periodic sessions of the Board of Directors in which management directors do not participate. Having an independent Chairman and/or presiding director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman and presiding director also serve as a liaison between the Board and senior management. The Company’s Board has determined that the current structure, an independent Chairman, separate from the Chief Executive Officer, and a presiding director, is the most appropriate structure at this time, as it ensures that, at all times, there will be an independent director in a Board leadership position.

The Audit Committee is responsible for overseeing risk management. The full Board of Directors regularly engages in discussions about risk management and receives reports on this topic from executive management, other officers of the Company and the Chairman of the Audit Committee. While the Board of Directors oversees risk management, management is responsible for the day-to-day risk management process. The Company believes that its Board leadership structure supports this approach to risk management.

During 2009, the Company’s Senior Risk Officers (consisting of the Company’s Internal Auditor, Director of Human Resources and General Counsel) evaluated all of the compensation plans in which the Company’s employees, including executive officers, participate, and reported to the Compensation Committee that none individually, or taken together, was reasonably likely to have a material adverse effect on the Company. No component of compensation was considered to encourage undue risk. The Compensation Committee accepted the Senior Risk Officers’ report. See “Compensation Committee Report.”

Board Independence; Committees

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. NASDAQ adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. As noted below, the Board has determined that the members of the Audit Committee satisfy all such definitions of independence. The Board has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Mary Ann Deacon, John W. Fredericks, Mark J. Fredericks, George H. Guptill, Jr., Janeth C. Hendershot, Robert E. McCracken, Robert B. Nicholson, III, Joseph P. O’Dowd, Stephen R. Tilton, Sr. and Paul G. Viall, Jr. In March 2007, the Board of Directors created a new position of presiding director, whose primary responsibility is to preside over periodic sessions of the Board of Directors in which management directors do not participate. Mary Ann Deacon was appointed as the first presiding director in 2007, with Joseph P. O’Dowd serving as the presiding director in 2008, Stephen R. Tilton, Sr. serving as the presiding director in 2009 and George H. Guptill, Jr. serving as the presiding director in 2010.

During 2009, Lakeland’s Board of Directors held 15 meetings. Lakeland’s Board of Directors also maintains several Board committees, which include: Audit, Nominating and Governance and Compensation.

The Audit Committee, consisting of Joseph P. O’Dowd (Chairman), Stephen R. Tilton, Sr. (Vice Chairman) and George H. Guptill, Jr., is responsible for reviewing the reports submitted by Lakeland’s independent registered public accounting firm and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland. The Audit Committee met four times in 2009.

Lakeland is required to disclose whether the Board of Directors has determined that a member of the Audit Committee is an “audit committee financial expert”, as that term is defined in rules adopted by the SEC, and, if not, why not. Lakeland’s Board has not determined that any of the members of the Audit Committee is an audit committee financial expert. The Board has determined, however, that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Board does not believe that it is necessary to search for any outside person who meets the definition of audit committee financial expert to serve on the Board and the Audit Committee. The Audit Committee has the authority to hire outside experts and consultants as it deems appropriate in carrying out its responsibilities.

The Nominating and Corporate Governance Committee consists of Robert McCracken (Chairman), Mary Ann Deacon and Robert B. Nicholson, III. This committee is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. In addition, this committee is responsible for developing, recommending to the Board and reviewing annually the Board’s Corporate Governance Guidelines, including the Code of Ethics. This committee met four times in 2009.

The Compensation Committee, consisting of Mary Ann Deacon (Chairman), Paul G. Viall, Jr., and Janeth C. Hendershot, makes recommendations to the Board concerning compensation for Lakeland’s executive officers and directors. The Compensation Committee also administers the Company’s 2009 Equity Compensation Program. The Compensation Committee met eight times in 2009.

Directors Compensation

The following table sets forth certain information regarding the compensation we paid to each individual who served as a director of Lakeland during 2009, other than Thomas J. Shara. See the “Summary Compensation Table” for information regarding Mr. Shara. None of our directors received option awards or stock awards during 2009 or any compensation under any non-equity incentive plan.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bruce D. Bohuny	64,500	—	(823)	—	63,677
Roger Bosma	67,000	—	1,953	—	68,953
Mary Ann Deacon	71,000	—	182	—	71,182
John W. Fredericks	56,900	—	2,835	90,000	149,735
Mark J. Fredericks	66,500	—	(682)	—	65,818
George H. Guptill, Jr.	55,900	—	2,083	—	57,983
Janeth C. Hendershot	48,650	—	198	—	48,848
Robert E. McCracken	50,500	—	(115)	—	50,385
Robert B. Nicholson, III	68,750	—	(721)	—	68,029
Joseph P. O’Dowd	70,150	—	1,056	—	71,206
Stephen R. Tilton, Sr.	72,650	—	1,218	—	73,868
Paul G. Viall, Jr.	65,500	—	1,089	—	66,589
Arthur L. Zande (1)	29,367	—	—	—	29,367

(1)	Mr. Zande retired in May 2009.

In the table above:

•

when we refer to “Fees Earned or Paid in Cash”, we are referring to all cash fees that we paid or were accrued in 2009, including annual retainer fees, Lakeland and Lakeland Bank committee and/or chairmanship fees and meeting fees;

•

the aggregate number of option awards outstanding for each director other than Thomas J. Shara at December 31, 2009 were: for Mr. Bohuny, 26,250 shares; for Mr. Bosma, 25,000 shares; for Ms. Deacon, 0 shares; for Mr. John Fredericks, 0 shares; for Mr. Mark Fredericks, 23,942 shares; for Mr. Guptill, 0 shares; for Ms. Hendershot, 36,754 shares; for Mr. McCracken, 30,940 shares; for Mr. Nicholson, 28,940 shares; for Mr. O’Dowd, 25,777 shares; for Mr. Tilton, 33,502 shares; and for Mr. Viall, 36,754 shares (Mr. Mark Fredericks and Mr. O’Dowd exercised their options in February 2010);

•

when we refer to “Change in Pension Value and Nonqualified Deferred Compensation Earnings”, we are referring to the aggregate change in the present value of each director’s accumulated benefit under all defined benefit and actuarial plans from the measurement date used for preparing our 2008 year-end financial statements to the measurement date used for preparing our 2009 year-end financial statements. Our Directors’ Deferred Compensation Plan is our only defined benefit and actuarial plan in which directors participate. There were no above-market earnings on such deferred compensation in 2009; and

•	“all other compensation” includes for Mr. John W. Frederick’s, $90,000 additional compensation for services as Chairman of Lakeland.

During 2009, each director other than Thomas J. Shara received a fee of $1,850 for each meeting of Lakeland’s Board that he or she attended from January to June, and $1,600 per meeting from July to December. In addition, each director, other than Mr. Shara, received a $20,000 retainer, with the exception of Mr. Zande, who received a pro-rated retainer of $6,667 due to his retirement following the annual shareholders meeting in May 2009. Each director, other than Mr. Shara received committee fees for meetings attended. Members of the Lakeland Board committees (Compensation, ALCO, Nominating and Corporate Governance and Loan Review) received $750 for each meeting attended from January to June and $500 per meeting from July to December, with the exception of the Audit Committee, which received $1,350 per meeting attended from January to June and $1,100 per meeting from July to December. George Guptill, Jr. received $5,000 for serving as Chairman of the Audit Committee during 2009. Each member of Lakeland’s Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

The Board of Directors of Lakeland Bank and the Company held combined meetings in 2009 and no additional fees were paid for attending the Lakeland Bank Board meetings. The Loan Committee of Lakeland Bank met, on average, twice a month in 2009. The fee for attending each Loan Committee meeting was $1,000 from January to June and $750 per meeting from July to December. Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $575 as an annual fee.

The Board of Directors maintains the Directors’ Deferred Compensation Plan, which provides that any director having completed five years of service on Lakeland’s Board of Directors may retire and continue to be paid for a period of ten years at a rate ranging from $5,000 to $17,500 per annum, depending upon years of credited service. This plan is unfunded. In December 2008, the plan was amended to comply with Section 409A of the Internal Revenue Code, and to restrict further participation in the plan only to those eligible directors who became members of the Board on or before December 31, 2008. Despite serving as a director of the Company since April 2008, Mr. Shara has elected not to participate in the Directors’ Deferred Compensation Plan.

Lakeland’s Equity Compensation Program provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a stock option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the grant date. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant.

Compensation Committee Interlocks and Insider Participation

Lakeland’s Compensation Committee, which is currently comprised of Mary Ann Deacon (Chairperson), Paul G. Viall, Jr. and Janeth C. Hendershot, makes recommendations to the Board concerning compensation for Lakeland’s executive officers and directors. Robert B. Nicholson, III also served as a member of the Compensation Committee during 2009.

Robert B. Nicholson, III, a director of Lakeland, is the President and Chief Executive Officer of Eastern Propane Corporation and the general partner of Eastern Properties of Sussex County Limited Partnership, which collectively own property in Oak Ridge, New Jersey that is leased to Lakeland Bank. Additionally, Eastern Propane Corporation provides propane and related services for some of Lakeland Bank’s offices. During 2009, the Company paid $123,148 to Eastern Propane Corporation and Eastern Properties of Sussex County Limited Partnership for rent, propane and related services.

Stephen R. Tilton, Sr., a director of Lakeland, is the Chairman and Chief Executive Officer of Fletcher Holdings, LLC, which owns a building in Little Falls, New Jersey in which Lakeland rents a branch office. During 2009, the Company paid $141,174 to Fletcher Holdings, LLC as rent and related expenses.

Lakeland Bank has made, and expects to make in the future, in the ordinary course of business, loans to directors, officers, principal shareholders and their associates. All loans to such persons were made, and will be made, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or Lakeland Bank.

Policies and Procedures Concerning Related Party Transactions

The Audit Committee of the Board of Directors has adopted written procedures governing related party transactions. The procedures provide that:

•	related party transactions that have been previously approved by the full Board of Directors will not be included in the transactions that are approved by the Audit Committee;

•	any single related party transaction up to $5,000 is automatically deemed to be pre-approved by the Audit Committee;

•

either the Chairman or Vice Chairman of the Audit Committee is authorized to approve, prior to payment, related party transactions over $5,000 but not exceeding $10,000, and may override any previously approved transaction; and

•	related party transactions over $10,000 must be approved, prior to payment, by a majority of the members of the Audit Committee.

In general, the Audit Committee reviews related party transactions on a quarterly basis. By “related party transaction,” we mean a transaction between the Company or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee Charter. The Board has adopted a Nominating and Corporate Governance Committee charter to govern such Committee. A copy of the current Nominating and Corporate Governance Committee’s charter is attached as Annex A to this proxy statement.

Independence of Nominating and Corporate Governance Committee Members. All members of the Nominating and Corporate Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace rules.

Procedures for Considering Nominations Made by Shareholders. The Nominating and Corporate Governance Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating and Corporate Governance

Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•

must not serve as attorney for any other financial institution or bank or savings and loan holding company and must not be on the board of any other financial institution or bank or savings and loan holding company in the Company’s market area;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a willingness and ability to devote the time necessary to carry out the duties and responsibilities of Board membership;

•	must have a desire to ensure that the Company’s operations and financial reporting are effected in a transparent manner and in compliance with applicable laws, rules and regulations;

•	must have a dedication to the representation of the best interests of the Company and all of its shareholders;

•	must have a reputation, in one or more of the communities serviced by Lakeland and its subsidiaries, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation and particularly, a bank holding company; and

•

must have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating and Corporate Governance Committee’s charter provides that there will be no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating and Corporate Governance Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating and Corporate Governance Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating and Corporate Governance Committee shall determine to be relevant.

Third Party Recommendations. In connection with the 2010 Annual Meeting, the Nominating and Corporate Governance Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Audit Committee Matters

Audit Committee Charter. The Audit Committee performed its duties during 2009 under a written charter approved by the Board of Directors. A copy of the current Audit Committee Charter is attached as Annex B to this proxy statement.

Independence of Audit Committee Members. Lakeland’s Common Stock is listed on the NASDAQ Global Select Market and Lakeland is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3.

Audit Committee Report. In connection with the preparation and filing of Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2009:

(1) the Audit Committee reviewed and discussed the audited financial statements with Lakeland’s management;

(2) the Audit Committee discussed with Lakeland’s independent registered public accounting firm the matters required to be discussed by SAS 61, as amended by SAS 90;

(3) the Audit Committee received and reviewed the written disclosures and the letter from Lakeland’s independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Lakeland’s independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the accountants’ independence; and

(4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2009 Annual Report on Form 10-K.

By:	The Audit Committee of the Board of Directors:

Joseph P. O’Dowd, Chairman

Stephen R. Tilton, Sr., Vice Chairman

George H. Guptill, Jr.

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed or expected to be billed to Lakeland by Grant Thornton for the audit of the financial statements included in Lakeland’s Annual Reports on Form 10-K, reviews of the financial statements included in Lakeland’s Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings, for the years ended December 31, 2008 and 2009 totaled approximately $391,372 and $433,189, respectively.

Audit-Related Fees. Lakeland was billed $0 and $0 by Grant Thornton for the years ended December 31, 2008 and 2009, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above, such as the audit of employee benefit plans.

Tax Fees. Lakeland was billed an aggregate of $113,400 and $121,575 by Grant Thornton for the fiscal years ended December 31, 2008 and 2009, respectively, for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. Lakeland was billed an aggregate of $0 and $0 by Grant Thornton for the fiscal years ended December 31, 2008 and 2009, respectively.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of Lakeland’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by Lakeland’s outside auditors even if they are not pre-approved. Lakeland has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Code of Ethics

Lakeland is required to disclose whether it has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. Lakeland has adopted such a code of ethics and has posted a copy of the code on its internet website at the internet address: http://www.lakelandbank.com. Copies of the code may be obtained free of charge from the Company’s website at the above internet address.

Shareholder Communication with the Board

The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to Lakeland’s Chairman of the Board and should be sent to such individual c/o Lakeland Bank, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman’s receipt of such a communication, Lakeland’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific Board policy, to attend Lakeland’s annual meeting of shareholders. Each of the members of the Board attended the Company’s 2009 annual meeting of shareholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the information provided under the caption “Compensation Discussion and Analysis” set forth above. Based on that review and those discussions, the Compensation Committee recommended to our Board that such “Compensation Discussion and Analysis” be included in this proxy statement.

In addition, in accordance with U.S. Treasury regulations applicable to participants in the TARP Capital Purchase Program, the Compensation Committee of the Company’s Board of Directors certifies that:

(1) It has reviewed with Senior Risk Officers the senior executive officer (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company.

(2) It has reviewed with Senior Risk Officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks that the plans pose to the Company.

(3) It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage manipulation of reported earnings of the Company to enhance the compensation of any employee.

The compensation of the Company’s SEOs consists of salary payments, performance-based incentive compensation and participation in the Company’s 2009 Equity Compensation Program. These components of compensation are incentive-based. The Company’s SEOs also participate in the Company’s 401(k) plan, medical insurance and life insurance plans and various retirement and pension plans, as well as the Company’s Profit Sharing Plan. The Compensation Committee met with the Company’s Senior Risk Officers in June and November, 2009 to review these plans, and reached the following conclusions:

•

The Company’s 401(k), retirement, pension and insurance plans do not encourage SEOs or other employees participating in those plans to take unnecessary and excessive risks because those plans are not incentive based and are not tied to the Company’s financial performance.

•

Salaries paid to the SEOs do not encourage the SEOs to take unnecessary and excessive risks because salaries are generally established by the Compensation Committee without regard to financial measures and with an emphasis on the safety and soundness of the Company and Lakeland Bank.

•

Participation in the performance-based bonus program does not encourage the SEOs to take unnecessary and excessive risks because the award of a bonus is based on the achievement of both Company and individual performance targets, many of which are qualitative in nature.

•

The grant of awards under the Company’s 2009 Equity Compensation Program is discretionary and not based on the achievement of quantitative performance goals. Accordingly, we do not believe that this Program encourages the SEOs to take unnecessary and excessive risks.

•

We have a “clawback” policy that allows us to recover all or part of a cash or non-cash incentive award within three years after it is made in certain cases of inaccurate financial statement information that resulted in a restatement of the Company’s financial statements.

Our employees who are not SEOs participate in employee compensation plans which include the Profit Sharing Plan, investment, retail banking, residential lending and leasing plans, under which the participating Lakeland Bank employees in these different areas may earn incentive compensation based on performance.

The Company’s Senior Risk Officers reviewed all of these plans, and then discussed them with the Compensation Committee. The Senior Risk Officers and the Compensation Committee concluded that none of them, either individually or as a group, presented any material threat to the Company’s earnings or capital, encouraged taking undue or excessive risks or encouraged manipulation of financial data in order to obtain or increase the size of an award. In addition to the factors described above, this conclusion was based on the fact that the Company’s internal controls are designed to prevent such manipulation.

Mary Ann Deacon (Chairman)

Paul G. Viall, Jr.

Janeth C. Hendershot

Other Compensation Committee Matters

Charter. Our Board of Directors has defined the duties of its Compensation Committee in a charter. A copy of the current charter of the Compensation Committee is attached to this proxy statement as Annex C.

Authority, Processes and Procedures. Our Compensation Committee is responsible for administering our employee benefit plans, for establishing and recommending to the Board the compensation of our President and Chief Executive Officer and for reviewing and recommending to the Board for approval the compensation programs covering our other executive officers. Our Compensation Committee also establishes policies and monitors compensation for our employees in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of employees in general, the Compensation Committee retains overall supervisory responsibility for employee compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from senior staff members. Mr. Shara (our President and Chief Executive Officer) participated in Committee deliberations regarding the compensation of other executive officers, but did not participate in deliberations regarding his own compensation. The Compensation Committee also has the authority to hire compensation consultants to assist it in carrying out its duties.

Consultants. During our fiscal year ended December 31, 2009, the Compensation Committee did not retain any compensation consultants.

PROPOSAL 2

RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

Action will be taken at the Annual Meeting to ratify the selection of Grant Thornton LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010. Grant Thornton LLP became the independent accountants of Lakeland beginning with the financial statements for the quarter ended March 31, 1999. The Company has been advised by Grant Thornton LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company. We are asking our shareholders to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board considers the selection of the independent registered accounting firm to be an important matter of shareholder concern and is submitting the selection of Grant Thornton LLP to our shareholders for ratification as a matter of good corporate practice.

Approval of the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2010 will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non votes will not be counted as votes cast and therefore will not affect the outcome of the voting.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be afforded the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” Proposal 2.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

Section 111(e) of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (“EESA”), sets forth certain requirements for companies participating in the TARP Capital Purchase Program, such as Lakeland, including a requirement to allow shareholders an annual advisory vote on certain executive compensation matters. As directed by EESA, the SEC has adopted final rules and regulations regarding this advisory vote requirement. Accordingly, shareholders are being asked to approve the compensation of Lakeland’s executives as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the various compensation tables and the related narrative disclosures.

Executive Compensation

The Company believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long-term interests of shareholders. Shareholders are encouraged to carefully review the “Executive Compensation” section of this proxy statement for a detailed discussion of the Company’s executive compensation program.

The proposal set forth below, which is advisory and will not bind the Board, gives Lakeland’s shareholders the opportunity to vote on the compensation of Lakeland’s executives.

Upon the recommendation of the Board of Directors, Lakeland asks shareholders to consider the following resolution:

“Resolved, that the shareholders of Lakeland Bancorp, Inc. approve the compensation of Lakeland’s executives, as described in the Company’s proxy statement for the 2010 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the various compensation tables and the related narrative disclosures.”

Vote Required; Effect

Approval of the Company’s executive compensation will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s compensation of executives is approved. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” Proposal 3.

INDEPENDENT ACCOUNTANTS

Relationship with Independent Accountants. Grant Thornton LLP, which became the independent accountants of Lakeland beginning with the financial statements for the quarter ended March 31, 1999, were the Company’s independent accountants in 2009, and have been engaged as the Company’s independent accountants for 2010. See Proposal 2. It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.

OTHER MATTERS

Management is not aware of any other business to be brought up at the meeting for action by shareholders at such meeting other than the matters described in the notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

SHAREHOLDER PROPOSALS

If a Lakeland shareholder intends to present a proposal at Lakeland’s 2011 annual meeting of shareholders, the proposal must be received by Lakeland at its principal executive offices not later than December 10, 2010 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by February 23, 2011 in order for the proposal to be considered at Lakeland’s 2011 annual meeting of shareholders (but not included in the proxy statement or form of proxy for such meeting). Any shareholder proposal which is received after those dates or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting. For a description of procedures for nominations to be submitted by shareholders, see “Nominating and Corporate Governance Committee Matters.”

By Order of the Board of Directors:

George H. Guptill, Jr.

Secretary

A copy of Lakeland Bancorp, Inc.’s annual report for the year ended December 31, 2009, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

A copy of Lakeland Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Mr. Harry Cooper, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

Annex A

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purposes of the Nominating and Corporate Governance Committee

The purposes of the Nominating and Corporate Governance Committee (the “Committee”) are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the board of directors (the “Board”) of Lakeland Bancorp, Inc. (the “Company”);

•	to identify qualified individuals for membership on such Board;

•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected;

•	to develop and recommend to the Board certain Corporate Governance Guidelines for the Company including the Code of Ethics;

•	to advise the Board about and recommend to the Board appropriate corporate governance practices and to assist the Board in implementing those practices;

•	to lead the Board in an annual review of the performance of the Board and its committees; and

•	to perform such other functions as the Board may assign to the Committee from time to time.

Membership of the Committee

The Committee:

•	shall consist of not less than three members of the Board;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company;

•	shall consist solely of members who are appointed by, and who may be removed by, the Board; and

•	shall have the authority to delegate any of its responsibilities to subcommittees, as the Committee may deem appropriate.

Criteria for Nomination to the Board of Directors

Each individual recommended by the Committee to serve on the Board of Directors shall, in the Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•

such nominee must not serve as attorney for any other financial institution or bank or savings and loan holding company and must not be on the board of any other financial institution or bank or savings and loan holding company;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a willingness and ability to devote the time necessary to carry out the duties and responsibilities of Board membership;

•	such nominee shall have a desire to ensure that the Company’s operations and financial reporting are effected in a transparent manner and in compliance with applicable laws, rules and regulations:

•	such nominee shall have a dedication to the representation of the best interests of the Company and all of its shareholders;

•	such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation and particularly, a bank holding company; and

•

such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

•	such nominee recognizes and fulfills his/her fiduciary responsibility as a representative of the shareholders in the role of director

•	such nominee shall have a working knowledge of the business, economic, social, charitable and professional attributes of the communities serviced by the company and its subsidiaries

•

such nominee shall diligently and honestly administer the affairs of said bank, and that we will not knowingly violate or knowingly permit to be violated, any provisions of Chapter 67 Laws of 1948, and each nominee acknowledges that he/she is the owner in good faith, and holds in his/her own name not less than one thousand dollars (either par value; book value or fair market value) unpledged shares of the capital stock of the bank or holding company stock as provided in N.J.S.A. 17:9A-103.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Committee.

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Committee shall determine to be relevant.

Duties of the Committee

The Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to:

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	take into account a potential candidates experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Committee;

•	develop, recommend and review annually the Board’s Corporate Governance Guidelines to comply with state and federal laws and regulations;

•	monitor compliance with such Guidelines and recommend any proposed changes in such Guidelines to the Board for its approval;

•	establish criteria for and lead the annual performance self-evaluation of the Board and each committee of the Board;

•

facilitate the participation of all Board members in continuing education programs, at the expense of the Company, that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of the Board; and

•	annually review the Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Committee

The Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Committee, but at least once each year for all or a portion of a meeting, the members of the Committee shall meet in executive session, without any members of management present. The Committee will maintain minutes of its meetings. The Committee will report its activities to the Board on a regular basis and make such recommendations as the Committee deems necessary or appropriate.

Additional Authority of the Committee

The Committee shall have the authority, in its discretion, to retain, at the Company’s expense, independent legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

Annex B

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of Lakeland Bancorp, Inc. (“Lakeland” or the “Company”) to assist the Board in fulfilling its oversight responsibilities regarding the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “independent auditors”), the performance of the internal auditor and the Company’s internal audit function, and such other duties as the Board may direct. The Audit Committee is expected to maintain free and open communication (including separate executive sessions at least annually) with the independent auditors, the internal auditor and management of the Company.

The Audit Committee’s primary duties and responsibilities are to:

•

Assume direct responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditors, including resolution of any disagreements that may arise between the Company’s management and the Company’s independent auditors regarding financial reporting.

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

•

Encourage adherence to, and continued improvement of, the Company’s accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

•	Monitor the performance of the Company’s internal audit function.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company’s expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Pursuant to this Charter:

1. THE COMMITTEE

Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the “NASD”), the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002 (the “Act”). Audit Committee members shall also meet the experience requirements of the listing standards of the Nasdaq Stock Market and applicable laws and regulations. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or Board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. Members of the Audit Committee will not serve simultaneously on the audit committees of more than two other public companies.

Audit Committee members shall be appointed by the Board. The Audit Committee shall appoint a Chair and a Vice Chair by majority vote from among its members.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet at least annually with management and the independent auditors, to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements, as applicable.

2. SCOPE

The Committee serves at the pleasure of the Board of Directors.

3. FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

Section 1. Review Procedures

(a) Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

(b) Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements (“non-audit services”).

(c) Review and pre-approve all audit and non-audit services provided by the Company’s independent auditors and obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

(d) Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

(e) Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

(f) In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

(g) Review Lakeland’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items to be communicated by the independent auditors in accordance with AICPA SAS 61.

(h) Review the independence and performance of the independent auditors and annually appoint the independent auditors or approve any discharge of auditors when circumstances warrant, it being understood that the independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors. Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

(i) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

(j) On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

(k) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

(l) Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

(m) Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

(n) Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

(o) Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

(p) Set clear policies, compliant with governing laws and regulations, for the hiring of employees or former employees of the independent auditor.

(q) Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(r) Review and approve all related party transactions.

(s) Within the time periods required by the Act and the regulations promulgated thereunder, establish, review and update periodically a Code of Ethics (the “Code”) that complies with all applicable laws and regulations and that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

(t) Review the Company’s major financial and accounting risk exposures and the steps that management has undertaken to control them.

(u) Review, with the Company’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

(v) Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Other Audit Committee Responsibilities

(a) Annually, prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company’s annual proxy statement.

(b) Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

(c) Perform any other activities consistent with this Charter, the Company’s by-laws, the Company’s certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

(d) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

Annex C

COMPENSATION COMMITTEE CHARTER

PURPOSE

The purpose of the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Lakeland Bancorp, Inc. (together, with its subsidiaries “Company”) is to (i) discharge the Board’s duties and responsibilities relating to the compensation and benefits of the Company’s executive officers and non-employee directors, (ii) oversee the administration of the Company’s compensation and benefit plans in accordance with the terms of such plans and any applicable rules and regulations, (iii) prepare any report on executive compensation and benefits required by applicable laws, rules and regulations and the rules, regulations, and exchange listing standards, (iv) establish performance standards for the purpose of determining compensation and benefits for the Company’s Chief Executive Officer, (v) act on such other matters relating to compensation of executive officers and employee benefit plans as shall be delegated from time to time by the Board, and (vi) act on specific matters within its designated authority as required by applicable laws, rules, regulations, the Company’s certificate of incorporation and bylaws.

Acting at the direction of the Board, the Committee shall establish the overall compensation philosophy for compensation and ensure that the Company’s compensation structure is consistent with that philosophy and aligned with the interests of the Company’s shareholders and remain competitive in the market place.

COMPOSITION

The Compensation Committee will be composed of three or more non-management directors, each of whom will meet the independence requirements of the Company’s Corporate Governance Guidelines. All members of the Committee will be non-employee directors for purposes of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” as defined in Section 162(m) of the Internal Revenue Code. Further qualifications for Committee membership shall also include financial literacy and business management experience.

The members of the Committee will be appointed and replaced by the Board. Committee members shall serve on the Committee for such period as the Board may determine, and no member of the Committee may be removed other than by the affirmative vote of a majority of the directors. Committee members duly appointed shall serve until their resignation, retirement or removal by the Board or until their terms expire (but then only at such time as qualified successors shall have been appointed). The compensation of the Committee members shall be determined by the Board.

STRUCTURE

The members of the Committee shall designate one member of the Committee to act as the chairperson (“Chairperson”) of the Committee. The Chairperson shall preside over all meetings of the Committee and perform such other activities as from time to time are requested by the Board or as circumstances dictate. The Committee shall meet in person or telephonically at least four times a year at such times and places as are determined by the Chairperson or as requested by a majority of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee, its Chairperson or the Board. The Committee may fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter. A majority of the Committee shall constitute a quorum. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company. The meeting minutes will be reviewed by the Chairperson of the Committee and distributed at the next Board meeting in draft form for review by the Board.

C-1

The Committee may invite such members of Company management to its meetings as it may deem desirable or appropriate, provided that the Chief Executive Officer shall not be present during any deliberations or voting respecting her or his compensation.

AUTHORITIES AND RESPONSIBILITIES

The Committee’s mission generally will be to assure that the Company’s compensation program is effective in attracting and retaining key talent, links pay to performance that it is administered fairly, aligned with the strategy and values of the Company, and in the shareholders’ interests.

In particular, the Committee will:

a)	Establish the overall compensation and benefits philosophy and strategy for the Company, in consultation with the Chief Executive Officer.

b)	In conjunction with the Chief Executive Officer, determine performance measures and goals for measuring corporate performance as they relate to compensation.

c)	Establish, and periodically review and revise, the process to measure and evaluate the performance of the Chief Executive Officer, including the setting of performance goals and determine the compensation awards for the Chief Executive Officer, including salary, bonus, stock awards, and, if applicable, contracts and any supplemental compensation or benefit arrangements, which shall be presented to the independent directors of the Board for ratification.

d)	Recommend to the Board compensation programs covering the Executive Officers and, considering the recommendation of the Chief Executive Officer, recommend to the Board for approval the individual compensation awards for this group.

e)	Review salary increases and approve and recommend to the Board overall bonus pool and incentives awarded to all Company employees.

f)	Evaluate competitive compensation levels for the Executive Officers based on reliable industry analyses, and, as and where to be considered, identify “peer group” companies to be included in competitive compensation comparisons.

g)	Annually review all compensation and benefits plans.

h)	Review and recommend to the Board implementation or revision of any major compensation or benefit programs. Awards to new hires who will be Section 16 officers shall require approval by the Committee.

i)	Reviews and recommends to the Board all stock options, restricted stock, and other equity alternative grants.

j)	Review and discuss with management the Compensation Discussion and Analysis and approve the Committee report to be included in the annual proxy statement.

k)	Recommend Director pay levels and programs to the Board.

l)	Report Committee actions fully and promptly to the Board.

m)	Annually evaluate, and as needed, revise the Committee Charter.

n)	Retain and/or terminate any compensation consultant or consulting firm to assist in the evaluation of Director, Chief Executive Officer or senior executive compensation, including sole authority to approve the consultant’s fees and other retention terms.

o)	The Compensation Committee may also, at its discretion, engage outside legal counsel or other advisors, as it deems necessary to carry out its functions.

C-2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John W. Fredericks and Thomas J. Shara, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Lakeland Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821, on May 11, 2010, at 5:00 p.m., and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present.

Vote On Proposals:

1. ELECTION OF FIVE DIRECTOR NOMINEES:

NOMINEES:
☐	FOR ALL NOMINEES	( )	John W. Fredericks
		( )	Robert E. McCracken

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	( )	Thomas J. Shara
		( )	Stephen R. Tilton, Sr.

☐	FOR ALL EXCEPT (see instructions below)	( )	Paul G. Viall, Jr.

(The Board of Directors recommend a vote “FOR” election of the Nominees)

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (    )

2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

(The Board of Directors recommend a vote “FOR” this proposal)

3. TO OBTAIN NON-BINDING APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVES AS DISCLOSED IN THE PROXY STATEMENT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

(The Board of Directors recommend a vote “FOR” this proposal)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. (If no direction is made, this proxy will be voted “FOR” the election of the five nominees for director, “FOR” the ratification of the appointment of Grant Thornton LLP and “FOR” the non-binding approval of the compensation of the Company’s named executive officers.)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, then please sign in the entity name by authorized person.

Please mark here if you plan to attend the meeting.  ☐

Signature

Dated:            , 2010

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE BY INTERNET - www.voteproxy.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-PROXIES

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.